UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2017

Multi-Color Corporation

(Exact name of Registrant as specified in its Charter)

Ohio	0-16148	31-1125853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )

4053 Clough Woods Dr., Batavia, Ohio		45103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (513) 381-1480

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark is the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

INTRODUCTORY NOTE

On November 3, 2017, Multi-Color Corporation filed a Current Report on Form 8-K to report Multi-Color’s acquisition of the Labels Division of Constantia (the “Original Filing”). On November 7, 2017, Multi-Color filed Amendment No. 1 to amend the Original Filing to provide the required financial statements and pro forma financial information (the “Amended Filing”). This Amendment No. 2 to the Original Filing is being filed to refurnish the pro forma financial statements solely to remove a disclaimer which was inadvertently included in the Amended Filing and to revise an incorrect date in the Amended Filing.

Item 9.01 – Financial Statements and Exhibits

(a)	Pro Forma Financial Information:

The pro forma financial information of Multi-Color and Constantia Labels, including the unaudited pro forma balance sheet as of June 30, 2017, the unaudited pro forma combined statements of income for the year ended March 31, 2017 and three months ended June 30, 2017, including the notes to such pro forma financial information, are incorporated herein by reference to Exhibit 99.1.

(b)	Exhibits

Exhibit No.	Description

99.1	Multi-Color and Constantia Labels unaudited pro forma balance sheet as of June 30, 2017, unaudited pro forma combined statements of income for the year ended March 31, 2017 and three months ended June 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI-COLOR CORPORATION

Date: November 8, 2017	/s/ Sharon E. Birkett
Sharon E. Birkett
Vice President, Chief Financial Officer and Secretary